Exhibit 99.1

AMENDED AND RESTATED
CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF SONUS NETWORKS, INC.

This charter is intended as a component of the flexible governance framework within which the Board of Directors of Sonus Networks, Inc., assisted by its committees, directs the affairs of Sonus Networks, Inc.  While it should be interpreted in the context of all applicable laws, regulations and listing requirements, as well as in the context of the Company’s Fourth Amended and Restated Certificate of Incorporation, as may be amended from time to time, and its Amended and Restated By-laws, as may be amended from time to time, this charter is not intended to establish by its own force any legally binding obligation.

I.                                         PURPOSES AND AUTHORITY.

The primary purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Sonus Networks, Inc. (the “Company”) is to oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements.  In that regard, the Committee assists the Board in its oversight of (i) management’s conduct of, and the integrity of, the Company’s financial reporting to any governmental or regulatory body, stockholders, other users of the Company’s financial reports and the public; (ii) the qualifications, engagement, compensation, independence and performance of the registered public accounting firm that audits the annual financial statements of the Company (the “independent auditor”) and any other registered public accounting firm engaged to prepare or issue an audit report or to perform other audit, review or attest services for the Company, its conduct of the annual audit of the Company’s financial statements and any other audit, review or attestation engagement, and their engagement to provide any other services; (iii) the Company’s systems of internal control over financial reporting and disclosure controls and procedures; (iv) the Company’s compliance with legal and regulatory requirements; (v) the application of the Company’s related person transaction policy as established by the Board; and (vi) the application of the Company’s conduct and ethics policies, as established by management and the Board.  In connection with the foregoing, the Committee shall engage in such activities as are necessary or appropriate in order for it to render the annual report of the Committee required to be included in the Company’s annual report by the rules of the Securities and Exchange Commission (the “SEC”).  All references in this charter to the Company are intended to refer also to any subsidiary of the Company and any “variable interest entity” whose results of operations are consolidated with those of the Company, except where the context otherwise requires.

In discharging its role, the Committee is empowered to inquire into any matter it considers appropriate to carry out its responsibilities, with access to all books, records, facilities and personnel of the Company, and, subject to the direction of the Board, the Committee is authorized and delegated the authority to act on behalf of the Board with respect to any matter necessary or appropriate to the accomplishment of its purposes.  In addition to retaining on behalf of the Company the Company’s independent auditor and any other accounting firm the retention of which is to prepare or issue any other audit report or to perform any other audit, review or attest services the Committee determines is necessary or appropriate in connection with the conduct of the Company’s business and affairs, the Committee is empowered to retain legal counsel and accounting and other advisors and consultants to assist it in carrying out its activities.  The Committee shall have the authority to direct and oversee the activities of, and to terminate the engagement of, the Company’s independent auditor and any other accounting firm retained by the Committee to prepare or issue any other audit report or to perform any other audit, review or attest services and any legal counsel, accounting or other advisor or consultant hired to assist the Committee, all of whom shall be accountable to the Committee.  The Company shall provide adequate resources to support the Committee’s activities, including compensation of the Company’s independent auditor and any other auditor and any legal counsel, accounting or other advisor or consultant retained by the Committee.

The Committee shall recommend to the Board any amendments of this charter as the Committee deems appropriate.

II.                                     COMPOSITION.

The Committee shall be comprised of at least three members of the Board, each of whom the Board has selected and determined to be “independent” for purposes of audit committee membership in accordance with the applicable listing standards of the Nasdaq Stock Market and at least one member shall be an “audit committee financial expert” as such term is defined under applicable SEC rules.  All members of the Committee shall have a working familiarity with basic finance and accounting practices and be able to read and understand fundamental financial statements, including the Company’s balance sheet, statement of operations and statement of cash flow.

No member of the Committee may serve on the audit committee of more than two public companies, including the Company, unless the Board has determined that such simultaneous service would not impair the ability of such member to effectively serve on the Committee.

Except as otherwise directed by the Board, a director selected as a Committee member shall continue to be a member for as long as he or she remains a director of the Company or until his or her earlier resignation from the Committee.  Any member may be removed from the Committee by the Board, with or without cause, at any time.  The Chair of the Committee shall be appointed from among the Committee members by, and serve at the pleasure of, the Board, shall preside at meetings of the Committee and shall have the authority to convene meetings, set agendas for meetings and determine the Committee’s information needs, except as otherwise provided by action of the Committee.  In the absence of the Chair at a duly convened meeting, the Committee may select a temporary substitute from among its members to serve as chair of the meeting.

III.                                 MEETINGS AND OPERATIONS.

The Committee shall meet at least once each fiscal quarter and additionally as circumstances dictate.  In addition to meeting with senior financial management, the Committee shall periodically meet, separately, with senior financial management (without the independent auditor present), with a member of the internal audit function (without any other member of management present) and with the independent auditor (without any member of management present), so as to enhance the opportunity for the identification and discussion of all issues warranting Committee attention.

The Committee shall otherwise establish its own schedule of meetings.  The Committee may also act by unanimous written consent of its members.  Notice of meetings shall be given to all Committee members, or may be waived.  Meetings of the Committee may be held by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other.  A majority of the members of the Committee shall constitute a quorum for a meeting and the affirmative vote of a majority of members present at a meeting at which a quorum is present shall constitute the action of the Committee.  The Committee may form, and delegate any of its responsibilities to, a subcommittee so long as such subcommittee is solely comprised of one or more members of the Committee.  The Committee shall otherwise establish its own rules of procedure.

The Committee shall conduct an annual self-evaluation of the performance of the Committee, including its effectiveness and compliance with this charter.

The Committee shall report regularly to the Board on Committee findings and recommendations and any other matters the Committee deems appropriate or the Board requests, and maintain minutes or other records of Committee meetings and activities.

IV.                                KEY RESPONSIBILITIES.

The Committee’s role is one of oversight.  The Company’s management is responsible for preparing the Company’s financial statements and the independent auditor is responsible for auditing the annual financial statements.  The Board and the Committee recognize that Company management, including the internal audit staff and the independent auditor, have more time, knowledge and detailed information about the Company than do Committee members.  Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements or any certification as to the work of any auditor.

The following duties, responsibilities and functions are set forth as a guide to fulfilling the Committee’s purposes, with the understanding that the Committee may undertake other and different activities, and that the Committee’s activities may diverge from those described below, as appropriate under the circumstances.

In such manner as the Committee determines is appropriate to fulfill its purposes, the Committee shall:

A.                                    Oversight of Financial Reporting and Auditing.

1.                                       Review and discuss with management and the independent auditor: (1) critical accounting policies and practices used by the Company, the accounting treatment to be applied in respect of significant new transactions or other significant events not in the ordinary course of the Company’s business and any significant changes in management’s selection or application of accounting principles; (2) alternative accounting treatments within generally accepted accounting principles (“GAAP”) for material items that have been discussed by the independent auditor with management, including the ramifications of the use of such treatments and the treatment preferred by the independent auditor; and (3) the effect of regulatory and accounting initiatives on the Company’s financial statements;

2.                                       Review and, as appropriate, discuss with management, the independent auditor and/or a member of the internal audit function any significant difficulties encountered in the course of audit work, including any restrictions on the scope of audit activities or on access to requested information and any special audit steps adopted by the independent auditor or the internal audit function in light of any material weakness in the Company’s internal control over financial reporting;

3.                                       Oversee the Company’s financial reporting, including: (1) resolve any disagreements regarding financial reporting between management and the independent auditor; (2) review any significant findings by the auditors relating to the preparation of the Company’s financial statements; (3) review and discuss with management, the independent auditor and a member of the internal audit function, prior to public release, the Company’s annual and quarterly financial statements to be filed with the SEC, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations;” (4) discuss with the independent auditor any accounting adjustments that were noted or proposed by the independent auditor but were “passed” (as immaterial or otherwise), any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company, any communications between the audit team and the national office of the independent auditor respecting auditing or accounting issues presented by the engagement and any significant issues (such as business conditions, plans or strategies that may affect the risk of a material misstatement in the financial statements) that were discussed or the subject of correspondence between the independent auditor and management; (5) with respect to the independent auditor’s annual audit report, prior to release of the annual audited financial statements, meet with the independent auditor without any management member present to discuss the independent auditor’s views about the qualitative aspects of the Company’s significant accounting practices, including accounting policies, accounting estimates and financial statement disclosures; (6) recommend to the Board whether to include the audited annual financial statements in the Company’s Annual Report on Form 10-K to be filed with the SEC; (7) prior to submission to any governmental authority of (a) any financial statement of the Company that differs from the financial statements filed or to be filed by the Company with the SEC or (b) any financial statement of a subsidiary of the Company that in the Committee’s judgment is material to the Company and that presents information regarding such subsidiary in a way that is materially different from the presentation of such information in the financial statements of the Company filed or to be filed with the SEC, review such financial statements and any report, certification or opinion thereon provided by an independent auditor; and (8) periodically review the status of the Company’s response to previous audit recommendations;

4.                                       Review and discuss with management and the independent auditor any material off-balance sheet financing and any other material financial arrangement that does not appear in the financial statements of the Company;

5.                                       Discuss with management earnings press releases and review financial information and earnings guidance provided to analysts and to rating agencies, including any such dissemination of financial information not involving the presentation of financial measures in accordance with GAAP; and

6.                                       Oversee the preparation of and approve all reports required or appropriate in the conduct of the Committee’s responsibilities, including the annual report of the Committee to be included in the Company’s annual meeting proxy statement or annual report as required by SEC rules.

B.                                    Oversight of the Engagement of the Independent Auditor.

7.                                       Appoint, evaluate, compensate, and oversee the work of, and if appropriate terminate the appointment of, the independent auditor, who shall report directly to the Committee;

8.                                       review and obtain from the independent auditor the formal written statement delineating all relationships between the independent auditor and the Company required by applicable audit professional regulatory standards, and discuss with the independent auditor any relationships or services that may impact the objectivity and independence of the independent auditor; take appropriate action to satisfy itself of the independent auditor’s independence; and approve any audit-related and permitted non-audit services (including the fees and material terms thereof) to be provided by the independent auditor; and set clear hiring policies for employees or former employees of the independent auditor; and

9.                                       Review and approve the terms of the engagement of the independent auditor and the scope and expected timing of the annual audit.

C.                                    Oversight of Attest Engagements of Other Registered Public Accounting Firms.

10.                                 Appoint, evaluate, compensate, oversee the work of, and if appropriate terminate the appointment of any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services (including the resolution of any disagreements between management and the auditor regarding financial reporting), each of which firms shall report to the Committee, and, if such firm is required to be independent of the Company in accordance with SEC rules, review a formal written statement from the independent auditor delineating all relationships between such firm and the Company and discuss with such firm any relationships or services that may impact the objectivity and independence of the firm, and take appropriate action to satisfy itself of such firm’s independence, and approve any audit-related and permitted non-audit services (including the fees and material terms thereof) to be provided by any registered public accounting firm so engaged.

D.                                    Oversight of the Company’s Internal Audit Function, Internal Controls and Risk Management.

11.                                 Review and discuss with executive management, and recommend to the Board, the appointment or dismissal of the head of the internal audit function and consult with executive management about his or her performance evaluation and compensation and the application of the Company’s compensation policies to other internal audit personnel; review and advise the chief executive officer and the Board with respect to the appointment, dismissal and replacement of the chief financial officer and chief accounting officer and consult with the chief executive officer about the performance evaluation and compensation of each;

12.                                 Receive reports periodically from the head of the internal audit function regarding the activities of the internal audit function, including the annual internal audit work plan, discuss with the independent auditor the responsibilities, budget and staffing of the Company’s internal audit function and review periodically the performance of the internal audit function;

13.                                 Establish and oversee the effectiveness of procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, financial reporting or auditing matters and review and, as necessary, investigate any reports provided by SEC counsel to the Company regarding evidence of unremedied material violations of U.S. federal or state securities or any similar other law or a material breach of fiduciary duties by directors, officials, employees or agents of the Company arising under such laws;

14.                                 Oversee management’s design and maintenance of the Company’s internal control over financial reporting and disclosure controls and procedures, including reviewing and discussing with management and the independent auditor the certification and reports of management and the independent auditor required in the Company’s periodic SEC reports concerning the Company’s internal control over financial reporting and disclosure controls and procedures, the adequacy of such controls and any remedial steps being undertaken to address any material weaknesses or significant deficiencies in internal control over financial reporting; and

15.                                 (1) Review and discuss with management and the independent auditor the Company’s financial risk exposures and assess the policies and procedures management has implemented to monitor and control such exposures; (2) assist the Board in fulfilling its oversight responsibilities regarding the Company’s policies and processes with respect to risk assessment and risk management, including any significant non-financial risk exposures; and (3) review the Company’s annual disclosures concerning the role of the Board in the risk oversight of the Company, such as how the Board administers its oversight function.

E.                                      Oversight of Legal and Ethical Compliance.

16.                                 Review periodically with the Company’s legal counsel: (1) legal and regulatory matters that may have a material impact on the Company’s financial statements, including any material reserves for legal contingencies and any related financial statement disclosure; and (2) the scope and effectiveness of the Company’s legal and regulatory compliance policies and programs;

17.                                 In accordance with, and to the extent provided by, the pertinent policies that shall be adopted by the Board upon recommendation of the Committee, review (on an ongoing basis, as appropriate) and approve or ratify on behalf of the Company, if appropriate, any proposed, on-going or completed transaction involving the Company and (1) any director or executive officer of the Company, (2) any owner of 5% or more of any class or series of shares of the Company, (3) such other person serving as an officer or member of the senior management of the Company or as a member of the board of directors or similar governing body of any subsidiary of the Company as may be designated in accordance with such policy, or (4) any member of the family of, or any company or other entity affiliated with, any such person, in each case considering any audit procedures or safeguards of the Company’s interests appropriate to be instituted in connection with such transaction; and

18.                                 Review at least annually with management, including the Company’s legal counsel and the head of the internal audit function, compliance with, the adequacy of and any requests for waivers under, the Company’s conduct and ethics policies (including codes that apply to all employees as well as those applicable to directors and officers) and the Company’s policies and procedures concerning trading in Company securities and act on any waiver under such conduct and ethics policies sought with respect to any officer or director.

Recommended by the Audit Committee and approved by the Board of Directors of the Company on June 1, 2011.